                               Exhibit 17(b)(vi)

         Annual Report for the fiscal year ended September 30, 2000 for the FAF Money Market Funds (Government Obligations, Prime
       Obligations, Tax Free Obligations and Treasury Obligations Funds)

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



MONEY MARKET
       FUNDS






ANNUAL REPORT
           2000

CLASS A, CLASS B,
AND CLASS C SHARES





This annual report includes a prospectus that describes in detail each fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.


FIRST AMERICAN
FUNDS, INC.

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



MONEY MARKET
       FUNDS






ANNUAL REPORT
           2000

CLASS D SHARES





This annual report includes a prospectus that describes in detail each fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.


FIRST AMERICAN
FUNDS, INC.

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



MONEY MARKET
       FUNDS






ANNUAL REPORT
           2000

CLASS Y SHARES





This annual report includes a prospectus that describes in detail each fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.


FIRST AMERICAN
FUNDS, INC.

FIRST AMERICAN

            FAMILY OF FUNDS



INVESTMENTS FOR EVERY GOAL

FIRST AMERICAN FUNDS OFFER A FULL RANGE OF INVESTMENT STRATEGIES TO HELP YOU CREATE A PERSONALIZED, DIVERSIFIED PORTFOLIO. WITH OUR DISCIPLINED FOCUS ON CONSISTENT, COMPETITIVE PERFORMANCE AND HIGHLY DEVELOPED TEAM APPROACH TO INVESTMENT DECISION MAKING, FIRST AMERICAN FUNDS CAN HELP BUILD A WINNING STRATEGY FOR ANY INVESTOR.


         HIGHER RISK    (o)
AND RETURN POTENTIAL     |
                         |
                        (*) EQUITY FUNDS
                         |
                         |
                        (*) FUNDS OF FUNDS
                         |
                         |
                        (*) BOND FUNDS
                         |
                         |
                        (*) TAX FREE BOND FUNDS
                         |
                         |
                        (*) MONEY MARKET FUNDS
                         |
                         |    GOVERNMENT OBLIGATIONS
                         |    PRIME OBLIGATIONS
                         |    TAX FREE OBLIGATIONS
                         |    TREASURY OBLIGATIONS
                         |
          LOWER RISK    (o)
AND RETURN POTENTIAL



TABLE OF CONTENTS

--------------------------------------------------------------------------------
Message to Shareholders                                                      1
--------------------------------------------------------------------------------
Report of Independent Auditors                                               2
--------------------------------------------------------------------------------
Statements of Net Assets                                                     4
--------------------------------------------------------------------------------
Statements of Operations                                                    13
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                         14
--------------------------------------------------------------------------------
Financial Highlights                                                        16
--------------------------------------------------------------------------------
Notes to Financial Statements                                               20
--------------------------------------------------------------------------------
Notice to Shareholders                                                      24
--------------------------------------------------------------------------------
Prospectus
--------------------------------------------------------------------------------




An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS  NOVEMBER 15, 2000



     DEAR SHAREHOLDERS:

     On behalf of the entire board of directors and the staff of First American Asset Management, thank you for the ongoing opportunity you have given us to manage your investments. As always, we strive to provide you, our fund shareholders, consistent and competitive investment performance over time.

     The accompanying financial statements and notes detail the results of fund operations for the fiscal year and fund holdings as of September 30, 2000. We urge you to review the financial statements at your convenience.

     Again, thank you for investing in the First American family of funds. We look forward to serving your investment needs next year and beyond.



     Sincerely,


     /s/ Virginia L. Stringer         /s/ Paul A. Dow


     VIRGINIA L. STRINGER             PAUL A. DOW

     Chairperson of the Board         Chief investment officer and president
     First American Funds, Inc.       First American Asset Management


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000       1)

REPORT OF INDEPENDENT AUDITORS  SEPTEMBER 30, 2000


     To the Shareholders and Board of Directors
     First American Funds, Inc.

     We have audited the accompanying statements of net assets of First American Funds, Inc. (comprising, respectively, the Government Obligations, Prime Obligations, Tax Free Obligations and Treasury Obligations Funds) (the "Funds") as of September 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through September 30, 1998, were audited by other auditors whose reports dated November 13, 1998, and September 12, 1997, expressed unqualified opinions on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting First American Funds, Inc. at September 30, 2000, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP



     Minneapolis, Minnesota
     November 3, 2000


(2       FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                 (This page has been left blank intentionally.)



                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000       3)

STATEMENTS OF NET ASSETS  SEPTEMBER 30, 2000

GOVERNMENT OBLIGATIONS FUND

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 54.2%
Export-Import Bank
     6.641%, 10/16/00 (A) (B)                          $ 20,767    $    20,767
FFCB
     6.551%, 02/27/01                                    50,000         48,686
     7.181%, 05/18/01                                    12,000         11,488
FHLB
     6.431%, 10/16/00 (A)                               100,000         99,940
     6.400%, 10/20/00                                    50,000         49,830
     4.380%, 10/23/00                                     9,250          9,241
     6.400%, 02/09/01                                    15,000         14,993
     6.500%, 09/19/01                                    10,000          9,992
FHLMC
     6.590%, 10/24/00                                    95,007         94,616
     6.715%, 12/07/00                                    20,000         19,758
     6.308%, 01/16/01                                    40,000         39,288
     6.530%, 01/16/01 (C)                                30,000         29,452
     6.660%, 04/26/01                                    20,000         19,234
     6.916%, 06/08/01                                    15,000         14,326
     5.750%, 06/15/01                                    10,000          9,927
     6.639%, 09/13/01                                    10,000          9,400
FNMA
     5.760%, 10/02/00                                    15,000         15,000
     6.485%, 10/02/00 (A)                                50,000         49,972
     6.675%, 10/02/00 (A)                               100,000         99,991
     4.450%, 10/16/00                                     9,775          9,766
     6.461%, 10/23/00 (A)                                50,000         49,994
     5.890%, 11/24/00                                    10,000          9,999
     6.533%, 01/08/01                                    50,000         49,121
     5.720%, 01/09/01                                    10,000          9,972
     5.280%, 02/20/01                                    11,750         11,696
     6.534%, 02/22/01                                    10,826         10,551
     6.526%, 02/27/01                                    20,000         19,474
     6.450%, 03/09/01                                    10,000          9,999
     6.800%, 03/13/01                                    15,000         14,561
     5.625%, 03/15/01                                     5,490          5,468
     6.650%, 03/30/01                                    15,000         15,000
     6.450%, 04/23/01                                     5,000          4,996
     6.600%, 05/04/01                                    16,400         16,390
     6.840%, 08/15/01 (C)                                15,000         14,151
SLMA
     6.443%, 10/03/00 (A)                                52,400         52,376
     6.663%, 10/03/00 (A)                                50,000         49,986
                                                                   -------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (Cost $1,019,401)                                               1,019,401
                                                                   -------------

OTHER U.S. GOVERNMENT OBLIGATIONS -- 4.3%
Nebhelp (LOC: SLMA)
     6.489%, 10/03/00                                    18,584         18,577
     6.521%, 11/03/00                                    39,250         39,017
New Hampshire Higher Education Loan (LOC: SLMA)
     6.532%, 10/19/00                                    23,399         23,324
                                                                   -------------

TOTAL OTHER U.S. GOVERNMENT OBLIGATIONS
     (Cost $80,918)                                                     80,918
                                                                   -------------

REPURCHASE AGREEMENTS -- 41.7%
C S First Boston
     6.630%, dated 09/29/00, matures 10/02/00,
     repurchase price $550,303,875 (collateralized
     by U.S. Government Agency Obligations:
     total market value $574,835,605)                   550,000        550,000

GOVERNMENT OBLIGATIONS FUND (CONCLUDED)

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette
     6.530%, dated 09/29/00, matures 10/02/00,
     repurchase price $83,749,549 (collateralized
     by U.S. Treasury Obligations: total market
     value $85,378,316)                                $ 83,704    $    83,704
Lehman Brothers
     6.500%, dated 09/29/00, matures 10/02/00,
     repurchase price $150,081,250 (collateralized
     by U.S. Treasury Obligations: total market
     value $152,959,158)                                150,000        150,000
                                                                   -------------

TOTAL REPURCHASE AGREEMENTS
     (Cost $783,704)                                                   783,704
                                                                   -------------

TOTAL INVESTMENTS -- 100.2%
     (Cost $1,884,023)                                               1,884,023
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%) (D)                         (4,128)
                                                                   -------------

NET ASSETS:
Portfolio Capital--Class A ($.01 par value--
     20 billion authorized) based on
     470,569,753 outstanding shares                                    470,538
Portfolio Capital--Class D ($.01 par value--
     20 billion authorized) based on
     472,146,334 outstanding shares                                    472,146
Portfolio Capital--Class Y ($.01 par value--
     20 billion authorized) based on
     937,445,427 outstanding shares                                    937,446
Undistributed net investment income                                         18
Accumulated net realized loss on investments                              (253)
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $ 1,879,895
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------

(A) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2000. The date shown is the next reset date.
(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(C) The rate shown is the effective yield at date of purchase.
(D) Other assets and liabilities representing greater than 5 percent of the total net assets include the following amounts (000):

      Collateral received for securities loaned, at value    $332,345
      Payable upon return of securities loaned              ($332,345)

FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
LOC--Letter of Credit
SLMA--Student Loan Mortgage Association

The accompanying notes are an integral part of the financial statements.


(4       FIRST AMERICAN FUNDS ANNUAL REPORT 2000

PRIME OBLIGATIONS FUND

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 62.5%
BROKERAGE -- 3.2%
Goldman Sachs
     6.737%, 01/12/01 (A)                              $ 75,000    $    73,592
     6.744%, 01/12/01 (A)                                50,000         49,062
Louis Dreyfus (LOC: Bank of Montreal)
     6.587%, 10/23/00                                    50,000         49,800
Morgan Stanley Dean Witter
     6.740%, 10/02/00 (B)                               200,000        200,000
                                                                   -------------
                                                                       372,454
                                                                   -------------
CAPTIVE FINANCE -- 3.9%
American Express
     6.558%, 10/04/00                                    50,000         49,973
Ford Motor Credit
     6.524%, 10/06/00                                   100,000         99,910
     6.530%, 10/12/00                                   100,000         99,802
     6.535%, 10/12/00                                   100,000         99,801
General Motors Acceptance
     6.512%, 10/03/00                                   100,000         99,964
                                                                   -------------
                                                                       449,450
                                                                   -------------
COMMERCIAL FUNDING CORPORATIONS -- 26.5%
Asset Securitization
     6.528%, 10/02/00 (A)                               150,000        149,973
Corporate Asset Funding
     6.547%, 10/13/00 (A)                                50,000         49,891
Edison Asset Securitization (Guarantor: 10% GECC)
     6.529%, 10/05/00 (A)                               100,000         99,928
     6.581%, 10/18/00 (A)                               100,000         99,693
     6.552%, 10/19/00 (A)                                50,000         49,837
Fleet Funding
     6.553%, 10/17/00 (A)                                96,942         96,661
     6.582%, 10/18/00 (A)                                87,404         87,136
Galaxy Funding
     6.667%, 10/10/00 (A)                                50,000         49,918
     6.861%, 10/10/00 (A)                                25,000         24,958
     6.584%, 10/12/00 (A)                                50,000         49,900
     6.571%, 10/19/00 (A)                                25,000         24,918
     6.568%, 10/20/00 (A)                                50,000         49,828
     6.569%, 10/23/00 (A)                               100,000         99,602
     6.579%, 11/06/00 (A)                                50,000         49,673
     6.637%, 11/21/00 (A)                                40,130         39,759
     6.825%, 12/22/00 (A)                                50,000         49,246
Jupiter (International Securitization)
     6.585%, 10/06/00 (A)                                40,000         39,964
     6.562%, 10/10/00 (A)                                70,000         69,886
     6.575%, 10/10/00 (A)                                70,000         69,886
     6.554%, 10/19/00 (A)                                53,525         53,350
     6.562%, 10/23/00 (A)                                50,000         49,801
     6.559%, 10/24/00 (A)                                60,905         60,651
     6.574%, 11/06/00 (A)                                50,000         49,675
     6.912%, 12/18/00 (A)                                50,000         49,276
Moat Funding LLC (Guarantor: 28% Chase)
     6.691%, 10/05/00 (A)                                50,000         49,963
     6.714%, 10/06/00 (A)                               100,000         99,908
     6.647%, 10/20/00 (A)                                80,000         79,723
     6.578%, 11/17/00 (A)                                50,000         49,576
     6.761%, 02/23/01 (A)                               100,000         97,374
     6.814%, 05/15/01 (A)                                50,000         47,963

PRIME OBLIGATIONS FUND (CONTINUED)

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Pooled Accounts Receivable Capital
     (Guarantor: 46% MBIA)
     6.559%, 10/05/00 (A)                              $ 50,000    $    49,964
     6.586%, 10/13/00 (A)                                25,295         25,240
     6.829%, 10/17/00 (A)                                31,011         30,919
     6.556%, 10/18/00 (A)                                39,312         39,191
     6.565%, 10/20/00 (A)                                32,305         32,194
     6.724%, 10/23/00 (A)                                45,723         45,539
     6.556%, 10/25/00 (A)                               100,551        100,114
     6.510%, 11/09/00 (A)                                23,831         23,663
     6.770%, 11/20/00 (A)                                55,402         54,894
Quincy Capital
     6.556%, 10/03/00 (A)                               100,555        100,519
     6.578%, 10/04/00 (A)                                50,000         49,973
     6.553%, 10/11/00 (A)                                75,000         74,864
     6.563%, 10/12/00 (A)                                50,000         49,900
     6.587%, 10/16/00 (A)                                29,767         29,686
     6.555%, 10/27/00 (A)                                64,302         64,000
Receivables Capital
     6.548%, 10/10/00 (A)                                43,252         43,182
     6.654%, 10/16/00 (A)                                79,215         78,999
     6.559%, 10/18/00 (A)                                48,362         48,213
     6.552%, 10/19/00 (A)                                79,391         79,133
     6.578%, 10/30/00 (A)                               100,000         99,473
                                                                   -------------
                                                                     3,057,577
                                                                   -------------
DIVERSIFIED FINANCE -- 5.5%
Allianz America Finance
     6.592%, 11/03/00 (A)                                50,000         49,702
     6.545%, 11/09/00 (A)                                93,435         92,780
Associates NA
     6.655%, 12/01/00                                    22,867         22,614
     6.690%, 01/26/01                                    50,000         48,939
General Electric Capital
     6.701%, 01/22/01                                   100,000         97,960
     6.661%, 01/24/01                                    50,000         48,960
     6.720%, 01/25/01                                    50,000         48,948
     6.713%, 01/26/01                                    50,000         48,939
     6.540%, 01/29/01                                    50,000         48,910
     6.672%, 01/31/01                                    50,000         48,895
     6.715%, 02/01/01                                    50,000         48,886
     6.678%, 02/06/01                                    30,000         29,305
                                                                   -------------
                                                                       634,838
                                                                   -------------
DOMESTIC BANKS -- 6.4%
Enterprise Funding (Guarantor: BankAmerica)
     6.549%, 10/10/00 (A)                               150,000        149,756
     6.564%, 10/27/00 (A)                                40,858         40,665
Formosa Plastics (LOC: BankAmerica)
     6.822%, 10/04/00                                    47,000         46,974
Kittyhawk Funding (Guarantor: BankAmerica)
     6.649%, 10/11/00 (A)                                65,500         65,381
Variable Funding Capital (Guarantor: First Union)
     6.551%, 10/03/00 (A)                                50,000         49,982
     6.565%, 10/10/00 (A)                                50,000         49,919
     6.565%, 10/11/00 (A)                               100,000         99,819
     6.566%, 10/13/00 (A)                               100,000         99,783
     6.577%, 10/17/00 (A)                                50,000         49,855
     6.772%, 10/19/00 (A)                                90,000         89,702
                                                                   -------------
                                                                       741,836
                                                                   -------------
DOMESTIC BRANCH, FOREIGN BANK -- 0.2%
Banco Bradesco (LOC: Westdeustche
     Landesbank NY)
     6.747%, 10/02/00 (D)                                25,000         24,995
                                                                   -------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000       5)

STATEMENTS OF NET ASSETS  SEPTEMBER 30, 2000

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN FUNDING CORPORATIONS -- 8.7%
Brahms Funding (Guarantor: Dresdner Bank)
     6.679%, 10/27/00                                 $ 100,000    $    99,523
     6.645%, 11/22/00                                   101,154        100,194
Centauri (CC USA LLC)
     6.443%, 10/04/00 (A)                                27,500         27,486
Dorada Finance
     6.709%, 03/13/01 (A)                                40,000         38,825
Four Winds Funding (Guarantor: 30% Commerzbank)
     6.559%, 10/16/00 (A)                               100,000         99,728
     6.552%, 10/17/00 (A)                               100,000         99,710
     6.560%, 10/18/00 (A)                               150,000        149,538
     6.540%, 10/30/00 (A)                                50,000         49,737
K2 USA LLC
     6.759%, 02/13/01 (A)                                32,000         31,216
     6.530%, 02/20/01 (A)                                48,000         46,764
     6.762%, 02/20/01 (A)                                54,000         52,607
     6.717%, 03/09/01 (A)                                29,500         28,653
     6.708%, 03/12/01 (A)                                35,000         33,978
     6.681%, 03/15/01 (A)                                42,500         41,240
Sigma Finance
     6.692%, 03/02/01 (A)                                23,000         22,371
     6.683%, 06/13/01 (A)                                50,000         47,744
     6.697%, 06/13/01 (A)                                35,000         33,416
                                                                   -------------
                                                                     1,002,730
                                                                   -------------
RETAIL FUNDING CORPORATIONS -- 8.1%
Bishops Gate Residential Mortgage
     6.542%, 10/02/00 (A)                                20,000         19,996
Dakota Trust Certificates (Citibank Credit Card Trust)
     6.544%, 10/03/00 (A)                                70,000         69,975
     6.546%, 10/03/00 (A)                                25,000         24,991
     6.533%, 10/05/00 (A)                                50,000         49,964
     6.664%, 10/13/00 (A)                                83,000         82,819
     6.557%, 10/19/00 (A)                                75,000         74,755
     6.573%, 11/08/00 (A)                               100,000         99,314
     6.574%, 11/09/00 (A)                                50,000         49,648
Providian Master Trust Series 1993-3
     6.569%, 10/05/00 (A)                                61,714         61,669
     6.572%, 10/06/00 (A)                                54,000         53,951
     6.584%, 10/13/00 (A)                                50,707         50,597
     6.530%, 10/16/00 (A)                               159,867        159,432
     6.573%, 10/20/00 (A)                                25,000         24,914
     6.540%, 10/27/00 (A)                                30,000         29,858
     6.570%, 11/03/00 (A)                                65,000         64,612
     6.572%, 11/03/00 (A)                                23,000         22,863
                                                                   -------------
                                                                       939,358
                                                                   -------------

TOTAL COMMERCIAL PAPER
     (Cost $7,223,238)                                               7,223,238
                                                                   -------------
CORPORATE OBLIGATIONS -- 25.8%
BROKERAGE -- 6.5%
Bear Stearns
     6.940%, 10/02/00 (B)                               400,000        400,000
Goldman Sachs Series A
     6.859%, 10/16/00 (A) (B)                            88,000         88,000
Morgan Stanley Dean Witter
     6.646%, 10/16/00 (B)                               150,000        150,000
WFP Tower B Finance Short Term Trust
     (Guarantor: Merrill Lynch)
     6.740%, 10/09/00 (A) (B)                           117,510        117,510
                                                                   -------------
                                                                       755,510
                                                                   -------------

PRIME OBLIGATIONS FUND (CONTINUED)

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCE -- 1.1%
Associates NA (A) (B)
     6.660%, 12/26/00                                 $ 120,000    $   120,000
                                                                   -------------
FOREIGN FUNDING CORPORATIONS -- 11.1%
Beta Finance
     6.833%, 10/03/00 (A) (B)                           100,000        100,000
     6.691%, 10/12/00 (A) (B)                           100,000        100,000
     6.580%, 01/16/01 (A)                                55,000         55,000
     7.340%, 05/21/01 (A)                                50,000         50,000
Centauri (CC USA LLC)
     6.728%, 10/03/00 (A) (B)                           100,000        100,000
     6.810%, 02/15/01 (A)                               100,000        100,000
     6.820%, 02/15/01 (A)                                50,000         50,000
     7.130%, 05/07/01 (A)                                50,000         50,000
Dorada Finance
     6.728%, 10/06/00 (A) (B)                           125,000        125,000
     6.130%, 10/13/00 (A)                                30,000         30,000
     7.440%, 05/29/01 (A)                                50,000         50,000
     7.180%, 06/27/01 (A)                                25,000         25,000
K2 USA LLC
     6.621%, 10/16/00 (A) (B)                            95,000         95,000
     6.780%, 02/02/01 (A)                                42,000         42,000
     7.440%, 04/30/01 (A)                                25,000         25,000
     7.340%, 05/14/01 (A)                                50,000         50,000
Sigma Finance
     6.620%, 01/19/01 (A)                                40,000         40,000
     6.610%, 01/26/01 (A)                                50,000         50,000
     7.490%, 05/23/01 (A)                                50,000         50,000
     6.990%, 07/17/01 (A)                                50,000         50,000
     7.000%, 07/17/01 (A)                                50,000         50,000
                                                                   -------------
                                                                     1,287,000
                                                                   -------------
INSURANCE -- 7.1%
Allstate Life Insurance
     6.909%, 10/02/00 (B) (C)                           100,000        100,000
     6.934%, 10/16/00 (B) (C)                           100,000        100,000
Anchor National Life Insurance Investment
     6.750%, 10/02/00 (B) (C)                            75,000         75,000
Monumental Life Insurance
     6.778%, 10/02/00 (B) (C)                           400,000        400,000
Sun Life Insurance of America
     6.850%, 10/02/00 (B) (C)                            75,000         75,000
     7.000%, 10/02/00 (B) (C)                            75,000         75,000
                                                                   -------------
                                                                       825,000
                                                                   -------------

TOTAL CORPORATE OBLIGATIONS
     (Cost $2,987,510)                                               2,987,510
                                                                   -------------

CERTIFICATES OF DEPOSIT/BANK NOTES -- 4.3%
American Express Centurion Bank
     6.540%, 10/04/00                                   100,000        100,000
     6.540%, 10/06/00                                    50,000         50,000
     6.540%, 10/12/00                                   150,000        150,000

The accompanying notes are an integral part of the financial statements.


(6       FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Bank One
     6.950%, 01/05/01                                  $ 50,000    $    50,007
     6.660%, 03/27/01                                   100,000        100,000
     7.150%, 06/29/01                                    50,000         49,986
                                                                   -------------

TOTAL CERTIFICATES OF DEPOSIT/BANK NOTES
     (Cost $499,993)                                                   499,993
                                                                   -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.4%
FHLMC
     6.308%, 01/16/01                                    50,000         49,123
                                                                   -------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (Cost $49,123)                                                     49,123
                                                                   -------------

YANKEE CERTIFICATES OF DEPOSITS -- 4.0%
Bayerische Landesbank NY
     6.610%, 03/07/01                                    25,000         24,990
National Westminster NY
     6.695%, 03/01/01                                    50,000         49,992
Royal Bank of Canada NY
     6.470%, 01/08/01                                    50,000         49,994
Svenska Handelsbanken NY
     6.800%, 09/05/01                                    25,000         25,009
UBS AG Stamford
     6.105%, 11/29/00                                    25,000         24,997
     6.200%, 12/04/00                                    25,000         24,997
     6.195%, 12/08/00                                    50,000         49,994
     6.220%, 12/11/00                                    50,000         49,993
     6.380%, 12/26/00                                    65,000         64,991
     7.230%, 06/12/01                                    50,000         49,990
Westdeutsche Landesbank NY
     7.390%, 05/29/01                                    50,000         49,991
                                                                   -------------

TOTAL YANKEE CERTIFICATES OF DEPOSITS
     (Cost $464,938)                                                   464,938
                                                                   -------------

EURO TIME DEPOSITS -- 1.1%
Key Bank Cayman Islands
     6.625%, 10/02/00                                   128,130        128,130
                                                                   -------------

TOTAL EURO TIME DEPOSITS
     (Cost $128,130)                                                   128,130
                                                                   -------------

REPURCHASE AGREEMENTS -- 1.8%
Donaldson Lufkin & Jenrette
     6.530%, dated 09/29/00, matures 10/02/00
     repurchase price $206,061,071 (collateralized
     by U.S. Treasury Obligations: total market
     value $210,068,403)                                205,949        205,949
                                                                   -------------

TOTAL REPURCHASE AGREEMENTS
     (Cost $205,949)                                                   205,949
                                                                   -------------

TOTAL INVESTMENTS -- 99.9%
     (Cost $11,558,881)                                             11,558,881
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%                                6,428
                                                                   -------------

PRIME OBLIGATIONS FUND (CONCLUDED)

DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.01 par value--
     20 billion authorized) based on
     4,614,105,161 outstanding shares                              $ 4,614,082
Portfolio Capital--Class B ($.01 par value--
     20 billion authorized) based on
     4,010,765 outstanding shares                                        4,009
Portfolio Capital--Class C ($.01 par value--
     20 billion authorized) based on
     370,607 outstanding shares                                            371
Portfolio Capital--Class D ($.01 par value--
     20 billion authorized) based on
     515,824,670 outstanding shares                                    515,825
Portfolio Capital--Class Y ($.01 par value--
     20 billion authorized) based on
     6,431,087,504 outstanding shares                                6,431,038
Undistributed net investment income                                        179
Accumulated net realized loss on investments                              (195)
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $11,565,309
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class B                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class C                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under the guidelines established by the Board of Directors.
(B) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2000. The date shown is the next reset date.
(C) Private Placement Securities considered illiquid investments under guidelines established by the Board of Directors.
(D) The rate shown is the effective yield at date of purchase

CC--Chamber of Commerce
FHLMC--Federal Home Loan Mortgage Corporation
GECC--General Electric Capital Corporation
LOC--Letter of Credit
LLC--Limited Liability Corporation
MBIA--Municipal Bond Insurance Association
NA--North America WFP--World Financial Properties


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000       7)

STATEMENTS OF NET ASSETS  SEPTEMBER 30, 2000

TAX FREE OBLIGATIONS FUND

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 97.5%
ALASKA -- 1.7%
Alaska State Housing Finance, Series 2
     (RB) (INS: MBIA) (A) (C)
     5.650%, 10/10/00                                  $  3,400    $     3,400
Valdez Marine Terminal, Mobil Pipeline,
     Series A (GTY: Mobil Oil) (RB) (A)
     5.400%, 10/10/00                                     8,650          8,650
                                                                   -------------
                                                                        12,050
                                                                   -------------
ARIZONA -- 1.3%
Arizona State Transportation Board Highway,
     Sub-Series A, Pre-refunded @ 101.5 (RB) (B)
     6.550%, 07/01/01                                     5,000          5,151
Glendale (GO) (INS: FGIC)
     4.950%, 07/01/01                                     4,000          4,019
                                                                   -------------
                                                                         9,170
                                                                   -------------
DELAWARE -- 0.4%
Delaware State, Series A (GO)
     4.400%, 03/01/01                                     3,000          3,003
                                                                   -------------
DISTRICT OF COLUMBIA -- 1.5%
District of Columbia Consortium Issue (LOC:
     First Union Expires: 06/16/03) (RB) (A)
     5.400%, 10/10/00                                    10,000         10,000
                                                                   -------------
GEORGIA -- 1.6%
Dekalb County Development Authority, Pollution
     Control (GTY: General Motors) (RB) (A)
     5.600%, 10/10/00                                     9,000          9,000
Muscogee County School District Sales Tax
     (GO) (INS: AMBAC)
     4.500%, 11/01/00                                     1,750          1,751
                                                                   -------------
                                                                        10,751
                                                                   -------------
IDAHO -- 1.8%
Boise Urban Renewal Agency, Capital City
     Development (LOC: BankAmerica
     Expires: 09/07/03) (RB) (A)
     5.750%, 10/10/00                                     5,215          5,215
Custer County, Pollution Control Authority,
     Amoco Project (GTY: Amoco) (RB) (A)
     4.350%, 04/01/01                                     7,000          7,000
                                                                   -------------
                                                                        12,215
                                                                   -------------
ILLINOIS -- 9.1%
Cary Special Tax Authority, Special Service Area No. 1
     Project, Series B (LOC: American National
     Bank & Trust Expires: 05/31/02) (RB) (A)
     5.550%, 10/10/00                                     7,118          7,118
Chicago Gas Supply, Series A (GTY: Peoples Gas
     Light & Coke) (RB) (A)
     5.570%, 10/10/00                                    12,000         12,000
Chicago, Series A (GO) (INS: MBIA)
     4.750%, 01/01/01                                     2,460          2,464

TAX FREE OBLIGATIONS FUND (CONTINUED)

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
City of Chicago, ABN AMRO Munitops 1998-3
     (COP) (INS: FGIC) (A) (C)
     5.690%, 10/10/00                                  $ 10,000    $    10,000
Illinois State Development Finance Authority,
     American College of Surgeons Project (LOC:
     Northern Trust Expires: 08/31/01) (RB) (A)
     5.600%, 10/10/00                                     4,000          4,000
Illinois State (GO)
     5.600%, 06/01/01                                     3,080          3,106
     5.500%, 08/01/01                                     2,000          2,019
Illinois State Health Facilities Authority (RB) (A) (B)
     5.600%, 10/10/00                                     9,000          9,000
Illinois State Health Facilities Authority, Streeterville
     Project, Series A (LOC: Bank One
     Expires: 08/31/02) (RB) (A)
     5.550%, 10/10/00                                     3,900          3,900
Schaumburg, Multifamily Housing
     (GTY: Merrill Lynch) (RB) (A) (C)
     5.820%, 10/10/00                                     9,000          9,000
                                                                   -------------
                                                                        62,607
                                                                   -------------
INDIANA -- 0.4%
Evansville Economic Development Authority,
     Indiana Tube Project (LOC: Citibank
     Expires: 11/01/00) (RB) (A) (C)
     5.700%, 10/10/00                                     2,500          2,500
                                                                   -------------
KENTUCKY -- 5.3%
Breckenridge County Lease Program (LOC:
     Firstar Bank Expires: 12/15/02) (RB) (A)
     5.550%, 10/10/00                                    24,100         24,100
Clark County Pollution Control Authority,
     National Rural Project, Series J-2
     (GTY: CFC) (RB) (A)
     4.150%, 10/15/00                                     5,000          5,000
Jeffersontown Lease Program, League of Cities
     Funding (LOC: Firstar Bank
     Expires: 03/15/03) (RB) (A)
     5.550%, 10/10/00                                     7,300          7,300
                                                                   -------------
                                                                         36,400
                                                                   -------------
LOUISIANA -- 1.5%
Louisiana PFA (TECP)
     4.300%, 11/09/00                                    10,000         10,000
                                                                   -------------
MICHIGAN -- 5.8%
Hannahville Indian Community Finance & Building
     Authority, Building Program, Series A (LOC:
     National City Bank Expires: 06/15/05) (RB) (A) (C)
     5.500%, 10/10/00                                     3,400          3,400
Michigan State Hospital Finance Authority, Hospital
     Equipment Loan Program, Series A (LOC:
     National City Bank Exp. 12/15/03) (RB) (A)
     5.500%, 10/10/00                                    27,000         27,000
Michigan State Strategic Fund, Series A8
     (GO) (INS: FGIC) (A) (C)
     5.500%, 10/10/00                                     9,200          9,200
                                                                   -------------
                                                                        39,600
                                                                   -------------


(8       FIRST AMERICAN FUNDS ANNUAL REPORT 2000

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
MINNESOTA -- 10.4%
Bloomington Multifamily Housing Authority,
     Rental Housing, Crow/Bloomington
     Project (LOC: Credit Suisse First Boston
     Expires: 06/30/05) (RB) (A)
     5.600%, 10/10/00                                  $ 17,005    $    17,005
Eden Prairie, Multifamily Housing Authority,
     Park at City West Project (LOC: NationsBank
     Expires: 10/15/01) (RB) (A)
     5.650%, 10/10/00                                    14,905         14,905
Minneapolis, Series B (GO) (A)
     5.450%, 10/10/00                                     8,655          8,655
Minnesota State (GO)
     4.750%, 05/01/01                                     5,000          5,013
University of Minnesota, Series A (RB) (A)
     5.450%, 10/10/00                                    26,000         26,000
                                                                   -------------
                                                                        71,578
                                                                   -------------
MISSISSIPPI -- 0.6%
Mississippi State Capital Improvements,
     Pre-refunded @ 102 (GO) (B)
     7.125%, 10/01/00                                     2,235          2,280
     7.125%, 10/01/00                                     2,065          2,106
                                                                   -------------
                                                                         4,386
                                                                   -------------
MISSOURI -- 2.8%
Kansas City Industrial Development Authority,
     Midamerica Health Services (LOC: Mellon Bank
     Expires: 06/30/01) (RB) (A)
     5.700%, 10/10/00                                     5,400          5,400
Missouri State Health & Educational Facilities
     Authority, Deaconess Long Term Care,
     Series A (LOC: Bank One Texas
     Expires: 12/11/01) (RB) (A)
     5.500%, 10/10/00                                    10,615         10,615
Missouri State, Third State Building, Series A (GO)
     5.000%, 08/01/01                                     3,200          3,217
                                                                   -------------
                                                                        19,232
                                                                   -------------
NEBRASKA -- 0.7%
Omaha Public Power District Authority, Nebraska
     Electric Power Project, Series A (RB)
     5.000%, 02/01/01                                     4,930          4,944
                                                                   -------------
NEVADA -- 0.4%
Nevada State, ABN AMRO Munitops 1998-1
     (GO) (INS: MBIA) (A) (C)
     5.690%, 10/10/00                                     2,500          2,500
                                                                   -------------
NORTH CAROLINA -- 1.3%
Mecklenburg County, Public Improvement,
     Series B (GO)
     4.300%, 02/01/01                                     9,000          9,006
                                                                   -------------
OHIO -- 5.7%
Greene County Hospital Facilities Authority,
     Med-Health Systems, Series A (LOC:
     Keybank Expires: 09/22/04) (RB) (A)
     5.500%, 10/10/00                                    17,065         17,065

TAX FREE OBLIGATIONS FUND (CONTINUED)

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Ohio State Water Development Authority,
     Series B (GTY: General Motors) (RB) (A)
     5.550%, 10/10/00                                  $ 10,000    $    10,000
Warren County Health Care Otterbein Homes
     Project, Series B (LOC: Fifth Third Bank
     Expires: 07/15/03) (RB) (A)
     5.650%, 10/10/00                                    12,351         12,351
                                                                   -------------
                                                                        39,416
                                                                   -------------
OKLAHOMA -- 4.0%
Oklahoma County Finance Authority,
     Series PT 1087 (GTY: Merrill Lynch
     Expires: 09/15/01(GO) (A) (C)
     5.770%, 10/10/00                                    19,300         19,300
Tulsa Industrial Authority, Series SG-102
     (RB) (INS: MBIA) (A) (C)
     5.000%, 10/10/00                                     7,970          7,970
                                                                   -------------
                                                                        27,270
                                                                   -------------
PENNSYLVANIA -- 0.6%
Lehigh County General Purpose Authority,
     Phoebe-Devitt Homes Project, Series B
     (LOC: First Union National Bank
     Expires: 10/29/01) (RB) (A)
     5.400%, 10/10/00                                     4,265          4,265
                                                                   -------------
SOUTH CAROLINA -- 4.1%
Berkeley County Pollution Control Authority,
     Alumax Project (GTY: Alcoa) (RB)
     5.620%, 10/10/00                                    13,750         13,750
South Carolina State Capital Improvements,
     Series A (GO)
     5.500%, 10/01/00                                     3,470          3,470
     4.500%, 08/01/01                                     3,000          3,006
York County (GTY: Duke Power) (TECP)
     4.250%, 10/24/00                                     7,850          7,850
                                                                   -------------
                                                                        28,076
                                                                   -------------
SOUTH DAKOTA -- 0.7%
Yankton Industrial Development Authority,
     Alumax Project (GTY: Alcoa) (RB) (A) (C)
     5.620%, 10/10/00                                     4,500          4,500
                                                                   -------------
TENNESSEE -- 4.7%
Clarksville County Public Building Authority,
     Pooled Financing Municipal Bond Fund
     (LOC: Bank of America
     Expires: 06/08/02) (RB) (A) (C)
     5.700%, 10/10/00                                    15,500         15,500
Maury County Health & Educational Facilities,
     Southern Healthcare Systems Project,
     Series E (LOC: Bank One Texas
     Expires: 07/25/01) (RB) (C)
     5.650%, 10/10/00                                     4,600          4,600
Nashville & Davidson Counties, Metropolitan
     Government Multifamily Housing (LOC:
     Barclays Expires: 11/15/00) (RB) (A)
     5.650%, 10/10/00                                     7,035          7,035
Tennessee State, Series A (GO)
     7.000%, 03/01/01                                     5,355          5,414
                                                                   -------------
                                                                        32,549
                                                                   -------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000       9)

STATEMENTS OF NET ASSETS  SEPTEMBER 30, 2000

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
TEXAS -- 9.8%
Comal Texas Industrial School District, ABN AMRO
     Munitops 1999-9 (GTY: PSF) (GO) (A) (C)
     5.690%, 10/10/00                                  $ 10,002    $    10,002
Dallas (GO)
     5.000%, 02/15/01                                     3,135          3,144
     5.600%, 02/15/01                                     3,000          3,016
Lower Neches Valley Authority, Neches River
     Treatment Project (GTY: Mobil Oil) (RB) (A)
     5.400%, 10/10/00                                     9,400          9,400
San Antonio Electric & Gas, Series SG-79
     (RB) (INS: MBIA) (A) (C)
     5.620%, 10/10/00                                     7,455          7,455
Tarrant County Water Control Improvements,
     Pre-refunded @ 100 (RB) (B)
     5.800%, 03/01/01                                     5,000          5,032
Texas State PFA (TECP)
     4.250%, 11/06/00                                    10,000         10,000
     4.100%, 11/08/00                                    19,000         19,000
                                                                   -------------
                                                                        67,049
                                                                   -------------
VERMONT -- 0.5%
Vermont State Student Assistance (LOC: State Street
     Bank & Trust Expires: 09/01/04) (RB) (A)
     4.400%, 10/10/00                                     3,440          3,440
                                                                   -------------
VIRGINIA -- 6.7%
Alexandria Industrial Development Authority,
     American Red Cross Project (LOC: First Union
     Expires: 03/30/01) (RB) (A)
     5.400%, 10/10/00                                     5,900          5,900
Clark County Industrial Development Authority,
     Winchester Medical Center (RB) (INS: FSA) (A)
     5.600%, 10/10/00                                    26,450         26,450
Norfolk Capital Improvements (GO) (INS: FGIC)
     5.375%, 06/01/01                                     2,200          2,216
Richmond Public Improvements, Series A,
     Pre-refunded @ 102 (GO) (B)
     6.700%, 01/15/01                                     3,995          4,102
Spotsylvania County Industrial Development
     Authority, Residential Care Facility,
     Chancellors Village Project (LOC: First Union
     Expires: 10/01/01) (RB) (A)
     5.400%, 10/10/00                                     7,300          7,300
                                                                   -------------
                                                                        45,968
                                                                   -------------
WASHINGTON -- 6.1%
Washington State Health Care Facilities Authority,
     Fred Hutchinson Cancer Center (LOC: Morgan
     Guaranty Trust Expires: 07/15/03) (RB) (A)
     5.550%, 10/10/00                                     3,900          3,900
Washington State, ABN AMRO Munitops 1999-12
     (GO) (INS: MBIA) (A) (C)
     5.690%, 10/10/00                                     9,000          9,000

TAX FREE OBLIGATIONS FUND (CONTINUED)

DESCRIPTION                                    PAR (000)/SHARES      VALUE (000)
--------------------------------------------------------------------------------
Washington State Housing Finance Commission,
     YMCA Tacoma & Pierce Project A (LOC:
     Keybank Expires: 12/22/03) (RB) (A)
     5.550%, 10/10/00                                  $  5,500    $     5,500
Washington State Housing Finance Commission,
     YMCA Tacoma & Pierce Project B (LOC:
     Keybank Expires: 12/22/03) (RB) (A)
     5.550%, 10/10/00                                     5,500          5,500
Washington State Public Power Supply System,
     Nuclear Project #2, Series C,
     Pre-refunded @ 102 (RB) (B)
     7.500%, 01/01/01                                     4,525          4,652
     7.625%, 01/01/01                                     6,000          6,169
Washington State Public Power Supply System,
     Nuclear Project #3, Series SG 13 (RB) (A) (C)
     5.620%, 10/10/00                                     7,240          7,240
                                                                   -------------
                                                                        41,961
                                                                   -------------
WISCONSIN -- 4.2%
Wisconsin State (GO)
     5.800%, 05/01/01                                     3,250          3,277
Wisconsin State, Health & Education Facilities
     Authority, Blood Center Project, Series A
     (LOC: M&I Expires: 06/15/02) (RB) (A)
     5.500%, 10/10/00                                     7,420          7,420
Wisconsin State, Health & Education Facilities
     Authority, Froedtert Memorial Hospital
     Project (LOC: M&I Expires: 04/15/02) (RB) (A)
     5.500%, 10/10/00                                    14,800         14,800
Wisconsin State, Series C (GO)
     5.000%, 05/01/01                                     3,265          3,277
                                                                   -------------
                                                                        28,774
                                                                   -------------
WYOMING -- 1.6%
Gillette Pollution Control Authority (LOC:
     Commerzbank A.G.
     Expires: 06/07/04) (RB) (A)
     5.700%, 10/10/00                                    10,900         10,900
                                                                   -------------
MULTISTATE -- 2.2%
Clipper Tax Exempt Trust 1998-2, Series A (A) (C)
     5.140%, 10/10/00                                    15,335         15,335
                                                                   -------------

TOTAL MUNICIPAL BONDS
     (Cost $669,445)                                                   669,445
                                                                   -------------

MONEY MARKET FUNDS -- 3.3%
AIM Tax Free Institutional Cash Reserve               5,000,000          5,000
Federated Tax Free Money Market                      17,540,000         17,540
                                                                   -------------

TOTAL MONEY MARKET FUNDS
     (Cost $22,540)                                                     22,540
                                                                   -------------

TOTAL INVESTMENTS -- 100.8%
     (Cost $691,985)                                                   691,985
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- (0.8%)                             (5,533)
                                                                   -------------

The accompanying notes are an integral part of the financial statements.


(10      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

TAX FREE OBLIGATIONS FUND (CONCLUDED)

DESCRIPTION                                                          VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A ($.01 par value--
     20 billion authorized) based on
     286,460,761 outstanding shares                                $   286,427
Portfolio Capital--Class D ($.01 par value--
     20 billion authorized) based on
     24,111,585 outstanding shares                                      24,111
Portfolio Capital--Class Y ($.01 par value--
     20 billion authorized) based on
     375,894,184 outstanding shares                                    375,891
Undistributed net investment income                                         24
Accumulated net realized loss on investments                                (1)
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $   686,452
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------

(A) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 2000. The date shown is the next reset date.
(B) Pre-refunded Security -- Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See Also the notes to the financial statements.
(C) Security sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

AMBAC--American Municipal Bond Assurance Company
CFC--National Rural Utilities Cooperative Finance Corporation
COP--Certificate of Participation
FGIC--Financial Guaranty Insurance Corporation
FSA--Financial Security Assistance
GO--General Obligation
GTY--Guaranty
INS--Insured
LOC--Letter of Credit
M&I--Marshall & Ilsley
MBIA--Municipal Bond Insurance Association
PSF--Permanent School Fund
RB--Revenue Bond
TECP--Tax Exempt Commercial Paper


TREASURY OBLIGATIONS FUND

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 20.5%
U.S. Treasury Notes
     4.000%, 10/31/00                                 $ 275,000    $   274,566
     5.750%, 11/15/00                                    50,000         49,997
     4.625%, 11/30/00                                    75,000         74,858
     5.625%, 11/30/00                                    50,000         49,969
     4.500%, 01/31/01                                   100,000         99,408
     5.000%, 02/28/01                                    50,000         49,733
     5.000%, 04/30/01                                    75,000         74,376
     6.250%, 04/30/01                                   100,000         99,898
     8.000%, 05/15/01                                    25,000         25,170
     5.250%, 05/31/01                                    50,000         49,602
     6.500%, 05/31/01                                    50,000         49,989
     5.500%, 07/31/01                                    50,000         49,624
     5.500%, 08/31/01                                    50,000         49,608
     6.500%, 08/31/01                                   100,000        100,178
                                                                   -------------

TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $1,096,976)                                               1,096,976
                                                                   -------------

REPURCHASE AGREEMENTS -- 78.3%
ABN AMRO Securities
     6.500%, dated 09/29/00, matures 10/02/00,
     repurchase price $650,352,083 (collateralized
     by U.S. Treasury Obligations: total market
     value $663,000,733)                                650,000        650,000
Banc One
     6.510%, dated 09/29/00, matures 10/02/00,
     repurchase price $250,135,625 (collateralized
     by U.S. Treasury Obligations: total market
     value $255,005,188)                                250,000        250,000
Bear Stearns
     6.500%, dated 09/29/00, matures 10/02/00,
     repurchase price $250,135,417 (collateralized
     by U.S. Treasury STRIPS: total market
     value $256,088,000)                                250,000        250,000
C S First Boston
     6.550%, dated 09/29/00, matures 10/02/00,
     repurchase price $400,218,333 (collateralized
     by U.S. Treasury STRIPS: total market
     value $411,632,496)                                400,000        400,000
Donaldson Lufkin & Jenrette
     6.530%, dated 09/29/00, matures 10/02/00,
     repurchase price $285,502,276 (collateralized
      by U.S. Treasury STRIPS: total market
     value $291,054,063)                                285,347        285,347
Goldman Sachs
     6.510%, dated 09/29/00, matures 10/02/00,
     repurchase price $250,135,625 (collateralized
     by U.S. Treasury Obligations: total market
     value $255,000,354)                                250,000        250,000
Lehman Brothers
     6.500%, dated 09/29/00, matures 10/02/00,
     repurchase price $250,135,417 (collateralized
     by U.S. Treasury Obligations: total market
     value $254,879,722)                                250,000        250,000


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      11)

STATEMENTS OF NET ASSETS  SEPTEMBER 30, 2000

TREASURY OBLIGATIONS FUND (CONCLUDED)

DESCRIPTION                                            PAR (000)     VALUE (000)
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
     6.660%, dated 09/29/00, matures 10/02/00,
     repurchase price $250,138,750 (collateralized
     by U.S. Treasury STRIPS: total market
     value $258,250,135)                              $ 250,000    $   250,000
Prudential Securities
     6.520%, dated 09/29/00, matures 10/02/00,
     repurchase price $250,135,833 (collateralized
     by U.S. Treasury Obligations: total market
     value $255,000,100)                                250,000        250,000
Salomon Smith Barney
     6.470%, dated 09/29/00, matures 10/02/00,
     repurchase price $500,269,583 (collateralized
     by U.S. Treasury Obligations: total market
     value $510,243,749)                                500,000        500,000
Societe Generale
     6.510%, dated 09/29/00, matures 10/02/00,
     repurchase price $200,108,500 (collateralized
     by U.S. Treasury Obligations: total market
     value $204,024,297)                                200,000        200,000
UBS Warburg
     6.520%, dated 09/29/00, matures 10/02/00,
     repurchase price $650,353,167 (collateralized
     by U.S. Treasury STRIPS: total market
     value $663,002,092)                                650,000        650,000
                                                                   -------------

TOTAL REPURCHASE AGREEMENTS
     (Cost $4,185,347)                                               4,185,347
                                                                   -------------

TOTAL INVESTMENTS -- 98.8%
     (Cost $5,282,323)                                               5,282,323
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%                               66,389
                                                                   -------------

NET ASSETS:
Portfolio Capital--Class A ($.01 par value--
     20 billion authorized) based on
     30,481,745 outstanding shares                                      30,482
Portfolio Capital--Class D ($.01 par value--
     20 billion authorized) based on
     3,252,580,451 outstanding shares                                3,252,586
Portfolio Capital--Class Y ($.01 par value--
     20 billion authorized) based on
     2,065,691,461 outstanding shares                                2,065,692
Undistributed net investment income                                         51
Accumulated net realized loss on investments                               (99)
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $ 5,348,712
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------

STRIPS--Separate Trading of Registered Interest and Principal of Securities



The accompanying notes are an integral part of the financial statements.


(12      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

STATEMENTS OF OPERATIONS for the year ended September 30, 2000, in thousands


                                                   GOVERNMENT           PRIME       TAX FREE       TREASURY
                                                  OBLIGATIONS     OBLIGATIONS    OBLIGATIONS    OBLIGATIONS
                                                         FUND            FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                             $108,695+       $734,893       $ 27,510       $339,666
------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                7,198          47,309          2,766         23,309
Less: Waiver of investment advisory fees               (1,066)         (4,715)          (441)        (3,282)
Administrator fees                                      1,057           6,938            405          3,424
Distribution fees - Class A                             1,114          11,347            747             76
Distribution fees - Class B                                --              41             --             --
Distribution fees - Class C                                --               3             --             --
Distribution fees - Class D                               647             742             45          5,312
Custodian fees                                            540           3,549            208          1,748
Registration fees                                          83             569             32            293
Professional fees                                          50             282             17            140
Transfer agent fees                                       342           5,315            192            194
Printing                                                   54             358             21            173
Directors' fees                                            28             187             11             92
Other                                                      54             201             31            130
------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                     10,101          72,126          4,034         31,609
============================================================================================================
Investment income - net                                98,594         662,767         23,476        308,057
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS                     6              33             (1)            --
============================================================================================================
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                     $ 98,600        $662,800       $ 23,475       $308,057
============================================================================================================

+Includes income from securities lending program. See the Notes to the Financial
 Statements for additional information.



The accompanying notes are an integral part of the financial statements.

                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      13)

STATEMENTS OF CHANGES IN NET ASSETS in thousands


                                                                              GOVERNMENT                             PRIME
                                                                        OBLIGATIONS FUND                  OBLIGATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                10/1/99          10/1/98          10/1/99          10/1/98
                                                                     to               to               to               to
                                                                9/30/00          9/30/99          9/30/00          9/30/99
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                    $     98,594     $     81,027     $    662,767     $    490,914
Net realized gain (loss) on investments                               6               38               33             (209)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations             98,600           81,065          662,800          490,705
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                       (23,549)         (18,697)        (244,987)        (181,035)
  Class B                                                            --               --             (193)            (140)
  Class C                                                            --               --              (13)              (4)
  Class D                                                       (23,555)         (16,906)         (27,766)         (16,568)
  Class Y                                                       (51,490)         (45,419)        (389,752)        (293,224)
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                             (98,594)         (81,022)        (662,711)        (490,971)
===========================================================================================================================
CAPITAL SHARE TRANSACTIONS
AT NET ASSET VALUE OF $1.00 PER SHARE:
Class A:
  Proceeds from sales                                           532,464        1,650,447        4,513,563       15,877,099
  Reinvestment of distributions                                  22,811           17,873          236,180          175,570
  Payments for redemptions                                     (519,915)      (1,558,123)      (4,306,419)     (15,581,050)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 Class A transactions                                            35,360          110,197          443,324          471,619
---------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                                --               --            6,747            6,253
  Reinvestment of distributions                                      --               --              173              126
  Payments for redemptions                                           --               --           (6,918)          (4,770)
---------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
 Class B transactions                                                --               --                2            1,609
---------------------------------------------------------------------------------------------------------------------------
Class C:
  Proceeds from sales                                                --               --            1,108              639
  Reinvestment of distributions                                      --               --               11                3
  Payments for redemptions                                           --               --           (1,089)            (301)
---------------------------------------------------------------------------------------------------------------------------
Increase in net assets from
 Class C transactions                                                --               --               30              341
---------------------------------------------------------------------------------------------------------------------------
Class D:
  Proceeds from sales                                           864,355        1,401,607        2,719,435        1,486,760
  Reinvestment of distributions                                      --               --              270               --
  Payments for redemptions                                     (831,567)      (1,346,477)      (2,629,898)      (1,294,419)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 Class D transactions                                            32,788           55,130           89,807          192,341
---------------------------------------------------------------------------------------------------------------------------
Class Y:
  Proceeds from sales                                         2,748,048        3,218,268       19,231,234       14,825,991
  Reinvestment of distributions                                  22,411           22,941          173,681          128,234
  Payments for redemptions                                   (2,772,129)      (3,302,378)     (19,202,298)     (14,171,383)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 Class Y transactions                                            (1,670)         (61,169)         202,617          782,842
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 capital share transactions                                      66,478          104,158          735,780        1,448,752
---------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          66,484          104,201          735,869        1,448,486
NET ASSETS AT BEGINNING OF PERIOD                             1,813,411        1,709,210       10,829,440        9,380,954
===========================================================================================================================
NET ASSETS AT END OF PERIOD (A)                            $  1,879,895     $  1,813,411     $ 11,565,309     $ 10,829,440
===========================================================================================================================

(A) Includes undistributed net investment income (distributions in excess of net investment income) (000) of $18 and $18 for Government Obligations Fund, $179 and $123 for Prime Obligations Fund, $24 and $(28) for Tax Free Obligations Fund, $51 and $28 for Treasury Obligations Fund, at September 30, 2000, and September 30, 1999, respectively.



The accompanying notes are an integral part of the financial statements.

(14      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                        TAX FREE                          TREASURY
                OBLIGATIONS FUND                  OBLIGATIONS FUND
-------------------------------------------------------------------
        10/1/99          10/1/98          10/1/99          10/1/98
             to               to               to               to
        9/30/00          9/30/99          9/30/00          9/30/99
-------------------------------------------------------------------

   $     23,476     $     17,794     $    308,057     $    263,376
             (1)              14               --              (32)
-------------------------------------------------------------------
         23,475           17,808          308,057          263,344
-------------------------------------------------------------------


         (9,634)          (7,079)          (1,573)          (1,677)
             --               --               --               --
             --               --               --               --
         (1,003)            (799)        (121,498)        (171,457)
        (12,800)          (9,960)        (185,030)         (90,248)
-------------------------------------------------------------------
        (23,437)         (17,838)        (308,101)        (263,382)
===================================================================



        548,438        1,438,162          209,009          174,704
          9,274            6,862            1,495            1,839
       (539,908)      (1,423,553)        (203,492)        (254,808)
-------------------------------------------------------------------

         17,804           21,471            7,012          (78,265)
-------------------------------------------------------------------

             --               --               --               --
             --               --               --               --
             --               --               --               --
-------------------------------------------------------------------

             --               --               --               --
-------------------------------------------------------------------

             --               --               --               --
             --               --               --               --
             --               --               --               --
-------------------------------------------------------------------

             --               --               --               --
-------------------------------------------------------------------

        104,581           60,330       10,677,903       12,947,653
              1               --               --               --
       (113,937)         (56,959)     (11,277,516)     (12,950,371)
-------------------------------------------------------------------

         (9,355)           3,371         (599,613)          (2,718)
-------------------------------------------------------------------

        644,258          600,968       12,296,779        8,751,666
            167               87           28,831           20,667
       (607,040)        (535,531)     (12,880,741)      (7,955,114)
-------------------------------------------------------------------

         37,385           65,524         (555,131)         817,219
-------------------------------------------------------------------

         45,834           90,366       (1,147,732)         736,236
-------------------------------------------------------------------
         45,872           90,336       (1,147,776)         736,198
        640,580          550,244        6,496,488        5,760,290
===================================================================
   $    686,452     $    640,580     $  5,348,712     $  6,496,488
===================================================================


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      15)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated


                            NET ASSET                   DIVIDENDS   NET ASSET
                                VALUE           NET      FROM NET       VALUE
                            BEGINNING    INVESTMENT    INVESTMENT      END OF
                            OF PERIOD        INCOME        INCOME      PERIOD
-------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS FUND
Class A
 2000                         $  1.00      $  0.053      $ (0.053)    $  1.00
 1999                            1.00         0.043        (0.043)       1.00
 1998(1)                         1.00         0.021        (0.021)       1.00
Class D
 2000                         $  1.00      $  0.055      $ (0.055)    $  1.00
 1999                            1.00         0.044        (0.044)       1.00
 1998                            1.00         0.050        (0.050)       1.00
 1997                            1.00         0.049        (0.049)       1.00
 1996                            1.00         0.050        (0.050)       1.00
Class Y
 2000                         $  1.00      $  0.056      $ (0.056)    $  1.00
 1999                            1.00         0.046        (0.046)       1.00
 1998                            1.00         0.052        (0.052)       1.00
 1997                            1.00         0.051        (0.051)       1.00
 1996                            1.00         0.051        (0.051)       1.00
PRIME OBLIGATIONS FUND
Class A
 2000                         $  1.00      $  0.054      $ (0.054)    $  1.00
 1999                            1.00         0.044        (0.044)       1.00
 1998                            1.00         0.050        (0.050)       1.00
 1997                            1.00         0.049        (0.049)       1.00
 1996                            1.00         0.050        (0.050)       1.00
Class B
 2000                         $  1.00      $  0.047      $ (0.047)    $  1.00
 1999                            1.00         0.038        (0.038)       1.00
 1998                            1.00         0.042        (0.042)       1.00
 1997                            1.00         0.042        (0.042)       1.00
 1996                            1.00         0.042        (0.042)       1.00
Class C
 2000                         $  1.00      $  0.047      $ (0.047)    $  1.00
 1999(2)                         1.00         0.024        (0.024)       1.00
Class D
 2000                         $  1.00      $  0.056      $ (0.056)    $  1.00
 1999                            1.00         0.046        (0.046)       1.00
 1998                            1.00         0.051        (0.051)       1.00
 1997                            1.00         0.050        (0.050)       1.00
 1996                            1.00         0.051        (0.051)       1.00
Class Y
 2000                         $  1.00      $  0.057      $ (0.057)    $  1.00
 1999                            1.00         0.048        (0.048)       1.00
 1998                            1.00         0.053        (0.053)       1.00
 1997                            1.00         0.052        (0.052)       1.00
 1996                            1.00         0.052        (0.052)       1.00
-------------------------------------------------------------------------------

  +Returns are for the period indicated and have not been annualized.
(1)Commenced operations on April 29, 1998. All ratios for the period have been annualized.
(2)Commenced operations on February 1, 1999. All ratios for the period have been annualized.



The accompanying notes are an integral part of the financial statements.

(16      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                                                                         RATIO OF NET
                                                            RATIO OF       INVESTMENT
                                         RATIO OF NET    EXPENSES TO        INCOME TO
                              RATIO OF     INVESTMENT        AVERAGE          AVERAGE
              NET ASSETS   EXPENSES TO      INCOME TO     NET ASSETS       NET ASSETS
   TOTAL          END OF       AVERAGE        AVERAGE     (EXCLUDING       (EXCLUDING
  RETURN    PERIOD (000)    NET ASSETS     NET ASSETS       WAIVERS)         WAIVERS)
--------------------------------------------------------------------------------------

   5.43%     $  470,587         0.76%           5.29%          0.82%           5.23%
   4.36         435,227         0.75            4.28           0.82            4.21
   2.10+        325,024         0.70            4.93           0.76            4.87

   5.59%     $  472,078         0.60%           5.47%          0.66%           5.41%
   4.52         439,287         0.60            4.44           0.67            4.37
   5.15         384,143         0.60            5.03           0.67            4.96
   5.04         337,199         0.60            4.92           0.67            4.85
   5.08         269,382         0.60            4.96           0.69            4.87

   5.75%     $  937,230         0.45%           5.59%          0.51%           5.53%
   4.67         938,897         0.45            4.57           0.52            4.50
   5.30       1,000,043         0.45            5.18           0.52            5.11
   5.20         946,196         0.45            5.07           0.52            5.00
   5.24         777,594         0.45            5.10           0.54            5.01


   5.52%     $4,614,094         0.82%           5.40%          0.86%           5.36%
   4.51       4,170,881         0.80            4.42           0.87            4.35
   5.15       3,699,197         0.70            5.00           0.79            4.91
   5.06         218,261         0.70            4.95           0.77            4.88
   5.08         135,146         0.70            4.94           0.79            4.85

   4.85%     $    4,009         1.47%           4.72%          1.51%           4.68%
   3.85           4,007         1.45            3.78           1.51            3.72
   4.37           2,397         1.45            4.29           1.53            4.21
   4.27           2,018         1.45            4.17           1.52            4.10
   4.29           1,763         1.45            4.15           1.54            4.06

   4.85%     $      371         1.46%           4.63%          1.51%           4.58%
   2.47+            341         1.45            3.75           1.51            3.69

   5.74%     $  515,806         0.62%           5.62%          0.66%           5.58%
   4.73         426,004         0.60            4.62           0.66            4.56
   5.26         233,675         0.60            5.13           0.68            5.05
   5.16         113,064         0.60            5.02           0.67            4.95
   5.18         109,213         0.60            4.98           0.69            4.89

   5.90%     $6,431,029         0.47%           5.75%          0.51%           5.71%
   4.89       6,228,207         0.45            4.78           0.51            4.72
   5.42       5,445,685         0.45            5.28           0.53            5.20
   5.32       3,615,873         0.45            5.19           0.52            5.12
   5.34       3,166,213         0.45            5.20           0.54            5.11
--------------------------------------------------------------------------------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      17)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated


                                   NET ASSET                 DIVIDENDS   NET ASSET
                                       VALUE          NET     FROM NET       VALUE
                                   BEGINNING   INVESTMENT   INVESTMENT      END OF
                                   OF PERIOD       INCOME       INCOME      PERIOD
-----------------------------------------------------------------------------------
TAX FREE OBLIGATIONS FUND(A)
Class A
 2000                               $  1.00     $  0.032     $ (0.032)    $  1.00
 1999                                  1.00        0.025       (0.025)       1.00
 1998(1)                               1.00        0.024       (0.024)       1.00
 1997(2)                               1.00        0.010       (0.010)       1.00
 1997(3)                               1.00        0.027       (0.027)       1.00
 1996(3)                               1.00        0.028       (0.028)       1.00
Class D
 2000                               $  1.00     $  0.034     $ (0.034)    $  1.00
 1999                                  1.00        0.026       (0.026)       1.00
 1998(1)                               1.00        0.025       (0.025)       1.00
 1997(4)                               1.00        0.000       (0.000)       1.00
Class Y
 2000                               $  1.00     $  0.035     $ (0.035)    $  1.00
 1999                                  1.00        0.028       (0.028)       1.00
 1998(1)                               1.00        0.026       (0.026)       1.00
 1997(2)                               1.00        0.011       (0.011)       1.00
 1997(3)                               1.00        0.031       (0.031)       1.00
 1996(3)                               1.00        0.032       (0.032)       1.00
TREASURY OBLIGATIONS FUND
Class A
 2000                               $  1.00     $  0.052     $ (0.052)    $  1.00
 1999                                  1.00        0.042       (0.042)       1.00
 1998(5)                               1.00        0.045       (0.045)       1.00
Class D
 2000                               $  1.00     $  0.052     $ (0.052)    $  1.00
 1999                                  1.00        0.043       (0.043)       1.00
 1998                                  1.00        0.050       (0.050)       1.00
 1997                                  1.00        0.049       (0.049)       1.00
 1996                                  1.00        0.049       (0.049)       1.00
Class Y
 2000                               $  1.00     $  0.054     $ (0.054)    $  1.00
 1999                                  1.00        0.045       (0.045)       1.00
 1998                                  1.00        0.051       (0.051)       1.00
 1997                                  1.00        0.050       (0.050)       1.00
 1996                                  1.00        0.050       (0.050)       1.00
-----------------------------------------------------------------------------------

  +Returns are for the period indicated and have not been annualized.
(A)The financial highlights for Tax Free Obligations Fund as set forth herein include the historical financial highlights of the Qualivest Tax-Free Money Market Fund class A and class Y shares. The assets of Qualivest Tax-Free Money Market Fund were acquired by Tax Free Obligations Fund on November 25, 1997. In connection with such acquisition, (i) class A shares of the Qualivest Tax-Free Money Market Fund were exchanged for class A shares of Tax Free Obligations Fund; and (ii) Qualivest class Y and class Q shares were exchanged for class Y shares of Tax Free Obligations Fund.
(1)For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The fund's fiscal year end changed from November 30 to September 30, effective September 30, 1998.
(2)For the period August 1, 1997 to November 30, 1997. All ratios for the period have been annualized. The funds' fiscal year end changed from July 31 to November 30, effective November 30, 1997.
(3)For the period ended July 31.
(4)Commenced operations November 26, 1997. All ratios for the period have been annualized. For the period ended November 30.
(5)Commenced operations on November 3, 1997. All ratios for the period have been annualized.



The accompanying notes are an integral part of the financial statements.

(18      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

                                                                         RATIO OF NET
                                                            RATIO OF       INVESTMENT
                                         RATIO OF NET    EXPENSES TO        INCOME TO
                              RATIO OF     INVESTMENT        AVERAGE          AVERAGE
              NET ASSETS   EXPENSES TO      INCOME TO     NET ASSETS       NET ASSETS
   TOTAL          END OF       AVERAGE        AVERAGE     (EXCLUDING       (EXCLUDING
  RETURN    PERIOD (000)    NET ASSETS     NET ASSETS       WAIVERS)         WAIVERS)
--------------------------------------------------------------------------------------


   3.28%     $  286,449         0.75%           3.23%          0.81%           3.17%
   2.51         268,626         0.74            2.47           0.82            2.39
   2.45+        247,154         0.70            2.84           0.83            2.71
   0.96+         28,662         0.89            2.83           1.23            2.49
   2.76          31,668         0.88            2.73           1.23            2.38
   2.81          30,143         0.89            2.78           1.25            2.42

   3.43%     $   24,112         0.60%           3.36%          0.66%           3.30%
   2.66          33,464         0.60            2.62           0.67            2.55
   2.51+         30,095         0.60            3.02           0.73            2.89
   0.04+              1         0.60            3.20           9.07           (5.27)

   3.59%     $  375,891         0.45%           3.53%          0.51%           3.47%
   2.82         338,490         0.45            2.75           0.52            2.68
   2.67+        272,995         0.45            3.13           0.58            3.00
   1.08+         10,703         0.64            3.09           0.97            2.76
   3.17           9,137         0.48            3.13           0.83            2.78
   3.22           3,895         0.41            2.92           0.79            2.54


   5.27%     $   30,506         0.70%           5.16%          0.76%           5.10%
   4.31          23,496         0.70            4.24           0.76            4.18
   4.54+        101,749         0.70            4.88           0.76            4.82

   5.37%     $3,252,551         0.60%           5.23%          0.66%           5.17%
   4.41       3,852,189         0.60            4.32           0.66            4.26
   5.10       3,854,933         0.60            4.98           0.66            4.92
   4.98       2,847,215         0.60            4.88           0.68            4.80
   5.00       1,616,130         0.60            4.86           0.70            4.76

   5.53%     $2,065,655         0.45%           5.39%          0.51%           5.33%
   4.57       2,620,803         0.45            4.49           0.51            4.43
   5.26       1,803,608         0.45            5.13           0.51            5.07
   5.14         897,797         0.45            5.03           0.53            4.95
   5.15         317,392         0.45            5.00           0.55            4.90
--------------------------------------------------------------------------------------


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      19)

NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 2000

1 >  ORGANIZATION

     The First American Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund and Treasury Obligations Fund (collectively, the "Funds") are mutual funds offered by First American Funds, Inc. ("FAF"). FAF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAF's articles of incorporation permit the Board of Directors to create additional funds in the future.

     FAF offers Class A, Class B, Class C, Class D and Class Y shares. Class A shares are not subject to sales charges. Class B and Class C shares of the Prime Obligations Fund are only available pursuant to an exchange for Class B and Class C shares, respectively, of another fund in the First American Family of Funds. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 18 months. Class D and Class Y shares are offered only to qualifying institutional investors. Class B and Class C shares are not offered by the Government Obligations Fund, Tax Free Obligations Fund, or Treasury Obligations Fund.

     The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies and strategies. All classes of shares in FAF have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.


2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Investment securities held are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the expected maturity of the security and is included in interest income.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales.

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     As of September 30, 2000, the following funds had capital loss carryforwards (000):

     FUND                                          AMOUNT        EXPIRATION DATE
     ---------------------------------------------------------------------------
     Government Obligations                        $253              2003-2008
     Prime Obligations                              196              2003-2008
     Treasury Obligations                            99                   2008
     ---------------------------------------------------------------------------

     On the Statements of Net Assets, the following adjustments were made (000):

                                            UNDISTRIBUTED            ACCUMULATED
                                           NET INVESTMENT           NET REALIZED
     FUND                                          INCOME            GAIN (LOSS)
     ---------------------------------------------------------------------------
     Tax Free Obligations                           $13                   $(13)
     Treasury Obligations                            67                    (67)
     ---------------------------------------------------------------------------


(20      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

     REPURCHASE AGREEMENTS - Each Fund may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds' investment advisor deems creditworthy under guidelines approved by the Funds' Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

     Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Each Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned.

     HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for Tax Free Obligations Fund prior to November 25, 1997, is that of the former Qualivest Tax Free Money Market Fund. The historical financial information of the Qualivest Fund was carried over to the newly formed FAF Fund.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


3 >  FEES AND EXPENSES

     ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), First American Asset Management (the "Advisor"), a division of U.S. Bank National Association ("U.S. Bank"), manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each of the Funds is equal to an annual rate of 0.40% of the average daily net assets. The Advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed expense limitations described in the Funds' prospectuses. Fee waivers may be discontinued at any time.

     ADMINISTRATION FEES - SEI Investments Mutual Funds Services ("SIMFS") provided administrative services, including certain accounting, legal, and shareholder services to the First American Family of Funds from October 1, 1999 through December 31, 1999. Effective January 1, 2000, U.S. Bank was appointed as the administrator and began providing administrative services to the First American Family of Funds. Under both arrangements, the Funds are charged an annual rate of 0.07% of each FAF Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAF Fund is reduced to 0.055% of its respective share of excess net assets. Fees are computed daily and paid monthly.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      21)

NOTES TO FINANCIAL STATEMENTS  SEPTEMBER 30, 2000

     SUB-ADMINISTRATION FEES - U.S. Bank assisted SIMFS and provided sub-administration services for the Funds from October 1, 1999 through December 31, 1999. For these services SIMFS compensated U.S. Bank, as sub-administrator, monthly at an annual rate of up to 0.05% of each Fund's average daily net assets. The fees for each Fund from October 1, 1999 through December 31, 1999 were approximately 0.017% of average daily net assets. Under this arrangement, SIMFS paid U.S. Bank $2,646,000 in aggregate for this three month period for the First American Family of Funds. Effective January 1, 2000 SIMFS was appointed sub-administrator and began assisting U.S. Bank in providing sub-administration services for the Funds. For these services, U.S. Bank compensates SIMFS monthly at an annual rate equal to 0.05% of aggregate average daily net assets of FAIF. In addition, SIMFS also receives 0.015% on assets up to $34.5 billion, 0.0075% on the next $25.5 billion and 0.005% on assets over $60 billion for all Funds. There is a minimum $50,000 per Fund fee (the oldest 38 Funds are excluded). U.S. Bank paid SIMFS $8,501,000 in aggregate from January 1, 2000 through September 30, 2000 for the First American Family of Funds. For the Funds included in this annual report the amounts paid to U.S. Bank and SIMFS for their respective periods were as follows (000):

                                                      U.S. BANK            SIMFS
     ---------------------------------------------------------------------------
     Government Obligations Fund                         $  157           $  197
     Prime Obligations Fund                                 938            1,338
     Tax Free Obligations Fund                               54               79
     Treasury Obligations Fund                              509              637
     ---------------------------------------------------------------------------

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund is equal to an annual rate of 0.03% of average daily net assets, which is computed daily and paid monthly.

     DISTRIBUTION FEES - SEI Investments Distribution Co. ("SIDCO"), serves as distributor of the Funds. Under the distribution plan, each Fund pays SIDCO a monthly distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares, 1.00% of the Class B and Class C shares, and 0.15% of the Class D shares which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. Under the agreement, SIDCO paid U.S. Bank and its affiliates the following amounts for the Funds included in this annual report, for the year ended September 30, 2000
     (000):

                                                      U.S. BANCORP     U.S. BANK
                                       U.S. BANK     PIPER JAFFRAY         TRUST
     ---------------------------------------------------------------------------
     Government Obligations Fund         $  777           $  980           $ 2
     Prime Obligations Fund               3,829            8,248             2
     Tax Free Obligations Fund              127              665            --
     Treasury Obligations Fund            5,374               11             1
     ---------------------------------------------------------------------------

     TRANSFER AGENT FEES - From October 1, 1999 to December 31, 1999, DST Systems, Inc. provided transfer agency services for the Funds. Effective January 1, 2000 U.S. Bank was appointed as transfer agent and dividend disbursement agent. As the servicing agent, U.S. Bank was paid $9,862,000 in aggregate for the year ended September 30, 2000 for the First American Family of Funds. For the year ended September 30, 2000, transfer agent fees paid to U.S. Bank for the Funds included in this report were as follows
     (000):

     ---------------------------------------------------------------------------
     Government Obligations Fund                                          $  314
     Prime Obligations Fund                                                5,468
     Tax Free Obligations Fund                                               166
     Treasury Obligations Fund                                               186
     ---------------------------------------------------------------------------

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

     For the year ended September 30, 2000, legal fees and expenses were paid to a law firm of which the Assistant Secretaries of the Funds are partners.

     SALES CHARGES - Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") imposed on redemptions made in Class B shares for the first six years, and automatically convert to Class A shares after eight years. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                CONTINGENT DEFERRED SALES CHARGE
                                                       AS A PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE                                AMOUNT SUBJECT TO CHARGE
     ---------------------------------------------------------------------------
          First                                               5.00%
          Second                                              5.00%
          Third                                               4.00%
          Fourth                                              3.00%
          Fifth                                               2.00%
          Sixth                                               1.00%
          Seventh                                             0.00%
          Eighth                                              0.00%
     ---------------------------------------------------------------------------


(22      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 18 months.

     The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.


4 >  SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 2000, the collateral held at September 30, 2000, with respect to such loans, and income generated during the year ended September 30, 2000, from the program were as follows (000):

                                        MARKET VALUE OF     INCOME RECEIVED FROM
     FUND                             LOANED SECURITIES       SECURITIES LENDING
     ---------------------------------------------------------------------------
     Government Obligations                    $327,534                     $138
     ---------------------------------------------------------------------------


                    MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                ----------------------------------------------------------------
                        REPURCHASE     MONEY MARKET    FIXED INCOME
     FUND               AGREEMENTS      INSTRUMENTS      SECURITIES        TOTAL
     ---------------------------------------------------------------------------
     Government
      Obligations         $331,810             $535            $ --     $332,345
     ---------------------------------------------------------------------------

     U.S. Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds. For these services, U.S. Bank received $2,580,000 in aggregate securities lending fees for the year ended September 30, 2000, for the First American Family of Funds. For the year ended September 30, 2000, securities lending fees for the Funds included in this annual report were as follows (000):

     ---------------------------------------------------------------------------
     Government Obligations Fund                                             $92
     ---------------------------------------------------------------------------


5 >  CONCENTRATION OF CREDIT RISK

     The Tax Free Obligations Fund invests in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At September 30, 2000, the percentage of portfolio investments by each revenue source was as follows (000):

                                                                      TAX FREE
                                                                     OBLIGATIONS
                                                                        FUND
     ---------------------------------------------------------------------------
     Revenue Bonds:
      Education                                                            6%
      Health Care Bonds                                                   18
      Housing Bonds                                                        8
      Industrial Bonds                                                    13
      Pollution Control Bonds                                              8
      Transportation                                                       1
      Utility Bonds                                                        9
      Other                                                                7
     General Obligations                                                  18
     Anticipation Notes                                                    3
     Certificates of Participation                                         2
     Tax Exempt Commercial Paper                                           7
     ---------------------------------------------------------------------------
                                                                         100%
     ---------------------------------------------------------------------------

     The credit ratings of long-term debt as a percentage of total market value of investments at September 30, 2000, were as follows:

                                                                      TAX FREE
                                                                     OBLIGATIONS
     STANDARD & POOR'S/MOODY'S RATINGS:                                 FUND
     ---------------------------------------------------------------------------
     AAA/Aaa                                                              23%
     AA/Aa                                                                27
     A/A                                                                  45
     NR                                                                    5
     ---------------------------------------------------------------------------
                                                                         100%
     ---------------------------------------------------------------------------

     Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.


6 >  PENDING ACQUISITION

     On October 4, 2000, U.S. Bancorp, the parent company of the Funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.


                                FIRST AMERICAN FUNDS ANNUAL REPORT 2000      23)

NOTICE TO SHAREHOLDERS  September 30, 2000 (unaudited)


     THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. MOST SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES, WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED FOR INCOME TAX PURPOSES WILL BE SENT IN EARLY 2001 ON FORM 1099. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

     Dear First American Fund Shareholders:

     For the fiscal year ended September 30, 2000, each Fund has designated long term capital gains, ordinary income and exempt income with regard to distributions paid during the year as follows:

                           LONG TERM        ORDINARY
                       CAPITAL GAINS          INCOME        TAX           TOTAL
                       DISTRIBUTIONS   DISTRIBUTIONS     EXEMPT   DISTRIBUTIONS
     FUND                (TAX BASIS)     (TAX BASIS)   INTEREST      (TAX BASIS)
     ---------------------------------------------------------------------------
     Government Obligations        0%            100%         0%            100%
     Prime Obligations             0             100          0             100
     Tax Free Obligations          0               0        100             100
     Treasury Obligations          0             100          0             100
     ---------------------------------------------------------------------------



(24      FIRST AMERICAN FUNDS ANNUAL REPORT 2000

BOARD OF DIRECTORS  First American Investment Funds, Inc.




          MR. ROBERT DAYTON
          Director of First American Investment Funds, Inc.
          Chief executive officer of Okabena Company


          MR. ROGER GIBSON
          Director of First American Investment Funds, Inc.
          Vice president of North America-Mountain Region for United Airlines


          MR. ANDREW HUNTER III
          Director of First American Investment Funds, Inc.
          Chairman of Hunter Keith Industries


          MR. LEONARD KEDROWSKI
          Director of First American Investment Funds, Inc.
          Owner and president of Executive Management Consulting, Inc.


          MR. JOHN MURPHY JR.
          Director of First American Investment Funds, Inc.
          Executive vice president, U.S. Bancorp


          MR. ROBERT SPIES
          Director of First American Investment Funds, Inc.
          Retired vice president, U.S. Bank National Association


          MR. JOSEPH STRAUSS
          Director of First American Investment Funds, Inc.
          Former chairman of First American Investment Funds, Inc. Owner and president of Strauss Management Company


          MS. VIRGINIA STRINGER
          Chairperson of First American Investment Funds, Inc.
          Owner and president of Strategic Management Resources, Inc.



                                         FIRST AMERICAN FUNDS ANNUAL REPORT 2000

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



       DIRECT FUND CORRESPONDENCE TO:

       FIRST AMERICAN FUNDS
       P.O. Box 1330
       Minneapolis, MN 55440-1330

       This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

       For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees and expenses, please contact your investment professional, call Investor Services at 1-800-637-2548, or visit us on the web at www.firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.


       INVESTMENT ADVISOR AND ADMINISTRATOR
           FIRST AMERICAN ASSET MANAGEMENT,
           A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
           601 Second Avenue South
           Minneapolis, Minnesota 55402

       CUSTODIAN
           U.S. BANK NATIONAL ASSOCIATION
           180 East Fifth Street
           St. Paul, Minnesota 55101

       DISTRIBUTOR
           SEI INVESTMENTS DISTRIBUTION CO.
           1 Freedom Valley Drive
           Oaks, Pennsylvania 19456
           SEI IS NOT AN AFFILIATE OF U.S. BANK

       INDEPENDENT AUDITORS
           ERNST & YOUNG LLP
           1400 Pillsbury Center
           200 South Sixth Street
           Minneapolis, Minnesota 55402

       COUNSEL
           DORSEY & WHITNEY LLP
           220 South Sixth Street
           Minneapolis, Minnesota 55402





--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS                                                Bulk Rate
c/o American Financial Printing Inc.                              U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.


3109-00 11/2000

AR-MMR-00

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



       DIRECT FUND CORRESPONDENCE TO:

       FIRST AMERICAN FUNDS
       P.O. Box 1330
       Minneapolis, MN 55440-1330

       This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

       For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees and expenses, please contact your investment professional, call Investor Services at 1-800-637-2548, or visit us on the web at www.firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.


       INVESTMENT ADVISOR AND ADMINISTRATOR
           FIRST AMERICAN ASSET MANAGEMENT,
           A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
           601 Second Avenue South
           Minneapolis, Minnesota 55402

       CUSTODIAN
           U.S. BANK NATIONAL ASSOCIATION
           180 East Fifth Street
           St. Paul, Minnesota 55101

       DISTRIBUTOR
           SEI INVESTMENTS DISTRIBUTION CO.
           1 Freedom Valley Drive
           Oaks, Pennsylvania 19456
           SEI IS NOT AN AFFILIATE OF U.S. BANK

       INDEPENDENT AUDITORS
           ERNST & YOUNG LLP
           1400 Pillsbury Center
           200 South Sixth Street
           Minneapolis, Minnesota 55402

       COUNSEL
           DORSEY & WHITNEY LLP
           220 South Sixth Street
           Minneapolis, Minnesota 55402





--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS                                                Bulk Rate
c/o American Financial Printing Inc.                              U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.


3109-00 11/2000

AR-MMD-00

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



       DIRECT FUND CORRESPONDENCE TO:

       FIRST AMERICAN FUNDS
       P.O. Box 1330
       Minneapolis, MN 55440-1330

       This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

       For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees and expenses, please contact your investment professional, call Investor Services at 1-800-637-2548, or visit us on the web at www.firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.


       INVESTMENT ADVISOR AND ADMINISTRATOR
           FIRST AMERICAN ASSET MANAGEMENT,
           A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
           601 Second Avenue South
           Minneapolis, Minnesota 55402

       CUSTODIAN
           U.S. BANK NATIONAL ASSOCIATION
           180 East Fifth Street
           St. Paul, Minnesota 55101

       DISTRIBUTOR
           SEI INVESTMENTS DISTRIBUTION CO.
           1 Freedom Valley Drive
           Oaks, Pennsylvania 19456
           SEI IS NOT AN AFFILIATE OF U.S. BANK

       INDEPENDENT AUDITORS
           ERNST & YOUNG LLP
           1400 Pillsbury Center
           200 South Sixth Street
           Minneapolis, Minnesota 55402

       COUNSEL
           DORSEY & WHITNEY LLP
           220 South Sixth Street
           Minneapolis, Minnesota 55402





--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS                                                Bulk Rate
c/o American Financial Printing Inc.                              U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.


3109-00 11/2000

AR-MMI-00